PACIFIC CAPITAL FUNDS
Small Cap Fund
Supplement dated February 8, 2008
to the Prospectuses and Statement of Additional Information
dated November 28, 2007
     Effective January 1, 2008, Mellon Capital Management Corporation replaced Mellon Equity Associates, LLP as sub-adviser for a portion of the Small Cap Fund. The change resulted from a restructuring of subsidiaries by their common parent company, The Bank of New York Mellon Corporation. There have been no other changes to the terms of the sub-advisory agreement, and no changes to the portfolio managers or investment process, with respect to that portion of the Small Cap Fund.
Please retain this supplement for future reference